UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 24, 2024

Date of Report (Date of earliest event reported)

COLLECTIVE AUDIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40723	86-2861807
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street 16-079

New York, NY 10004

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

(808) 829-1057

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CAUD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in those Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on January 10, 2024, April 25, 2024 and May 30, 2024, by Collective Audience, Inc. (the “Company”), on December 22, 2023, April 19, 2024 and May 23, 2024, respectively, the Company received notification letters (the “Nasdaq Notices”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) advising the Company that it was not in compliance with Nasdaq’s continued listing requirements under (i) Nasdaq Listing Rule 5250(c)(1) (the “Reports Rule”) as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Form 10-K”) and its Quarterly Report on Form 10-Q for its fiscal quarter ended March 31, 2024 (the “Form 10-Q,” and together with the Form 10-K, the “Delinquent Reports”) (ii) Nasdaq’s Listing Rule 5450(b)(2)(A) requiring the market value of listed securities to be above $50,000,000 for continued listing (the “MVLS Rule”) and (iii) that the market value of publicly held shares had fallen below the minimum $15,000,000 million requirement for continued listing under Listing Rule 5450(b)(2)(C) (the “MVPHS Rule” and together with the MVLS Rule and the Reports Rule the “Rules”). Pursuant to the Nasdaq Notices, the Company was provided until June 19, 2024 (the “Compliance Deadline”) to regain compliance with the MVLS Rule and MVPHS Rule and submit the Delinquent Reports with the Commission. The Nasdaq Notices further provided that, in the event that the Company failed to regain compliance with the Rules by the Compliance Deadline, Nasdaq would provide a written notification to the Company that its securities will be delisted.

The Company was unable to regain compliance with the Rules by the Compliance Deadline.

On June 24, 2024, the Company received a new notification letter from Nasdaq (the “Delisting Notice”) notifying the Company that, as a result of the Company’s failure to regain compliance with the Rules by the Compliance Deadline, Nasdaq has determined to delist the Company’s common stock from the Nasdaq Global Market. Unless the Company submits an appeal and a hearing request appealing the delisting determination to Nasdaq by no later than 4:00pm Eastern Time on July 1, 2024 (the “Appeal Deadline”), the Company’s common stock will be suspended at the opening of business on July 3, 2024 and will be delisted from the Nasdaq Global Market.

The Company currently intends to appeal Nasdaq’s determination to a hearings panel (the “Hearings Panel”), as well as a request to stay the suspension of its common stock pending the hearing date, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series by no later than the Appeal Deadline. Hearings are typically scheduled to occur approximately 30-45 days after the date of the hearing request. A request for a hearing regarding a delinquent filing will stay the suspension of the Company’s securities only for a period of 15 days from the date of the request, provided that when the Company requests a hearing, it may also request an additional stay of the suspension, through the date of the hearing. The Company intends to request the additional stay of the suspension, and such request must include an explanation of why an extended stay is appropriate. The Hearings Panel will review the request for an extended stay and notify the Company of its conclusion as soon as is practicable but, in any event, no later than 15 calendar days following the deadline to request the hearing. No assurances can be provided that that the Nasdaq will grant a stay of the suspension of its common stock beyond the fifteen day automatic stay period. Furthermore, even if Nasdaq extends the stay, no assurances can be provided that the Company will obtain a favorable decision from the Hearings Panel, and/or that the Company will be able to regain or maintain compliance with the Nasdaq listing rules and continue the listing of its common stock on the Nasdaq Global Market.

If the Company’s securities are delisted from Nasdaq, it could be more difficult to buy or sell the Company’s common stock and warrants or to obtain accurate quotations, and the price of the Company’s common stock and warrants could suffer a material decline. Delisting could also impair the Company’s ability to raise capital and/or trigger defaults and penalties under outstanding agreements or securities of the Company.

Item 7.01. Regulation FD Disclosure.

On June 28, 2024, the Company issued a press release regarding its receipt of the Delisting Notice. A copy of the foregoing press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward Looking Statement.

The Company cautions you that statements included in this Current Report, including in Exhibit 99.1 attached hereto, that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include statements regarding the Company’s ability to successfully appeal Nasdaq’s delisting determination, or if it does, its ability to regain and maintain compliance with the listing standards of Nasdaq. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this Report due to the risks and uncertainties inherent in the Company’s business. These forward-looking statements are based on information currently available to the Company and its current plans or expectations and are subject to a number of uncertainties and risks that could significantly affect its current plans to file periodic reports with the Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this Report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 28, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2024	COLLECTIVE AUDIENCE, INC.

	By:	/s/ Peter Bordes
	Name:	Peter Bordes
	Title:	Chief Executive Officer

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